Institutional International Equity Portfolio

Supplement to Prospectus dated May 1, 1997

The following expense table has been restated to reflect the changed information and replaces the section entitled "Expense Information".

                               Expense Information

This information is designed to help an investor understand the various costs and expenses of investing in the Portfolio.

1)   Shareholder   Transaction   Expenses:   Expenses  charged  directly  to  an
     individual account in the Portfolio for various transactions.
                                                                         NONE

2) Annual Portfolio Operating Expenses: Estimated expenses to be paid by the Portfolio before it distributes its net investment income, expressed as a percentage of its average daily net assets for the fiscal year ended December 31, 1997.

     Investment Management Fee (after waiver)                            0.00%*
     Other Expenses                                                      1.04%*
                                                                         -----
     Total Portfolio Operating Expenses (after waiver)                   1.04%*
                                                                         =====
 Example
 Based on the level of total Portfolio operating expenses listed above, the total expenses relating to a $1,000 investment, assuming a 5% annual return and redemption at the end of each period, are listed below. Investors do not pay these expenses directly; they are paid by the Portfolio before it distributes its net investment income to shareholders.

                       1 Year                                      3 Years
                       ------                                      -------
                        $11                                          $33

 See "Company Organization--Investment Adviser" for further information about investment management fees. This example assumes reinvestment of all dividends and distributions and that the percentage amounts listed under "Annual Portfolio Operating Expenses" remain the same each year. This example should not be considered a representation of past or future expenses or return. Actual Portfolio expenses and return vary from year to year and may be higher or lower than those shown.

* Until July 31, 1997, the Adviser had agreed to waive its investment management fee and reimburse other expenses to the extent necessary so that the total annualized expenses of the Portfolio did not exceed 0.95% of average daily net assets. Effective August 1, 1997 through December 31, 1997, the Adviser has agreed to waive its management fee and reimburse other expenses to the extent necessary so that the total annualized expenses of the Portfolio do not exceed 1.15% of average daily net assets. Estimated expenses in the table are for the fiscal year ended December 31, 1997 and include the effect of a new transfer agency fee which took effect July 1, 1997. If the Adviser had not agreed to waive its fee and reimburse other expenses, it is estimated that the annualized Portfolio expenses would be: investment management fee 0.90%, other expenses 1.36% and total operating expenses 2.26% for the fiscal year ended December 31, 1997.

August 1, 1997